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                                                                    EXHIBIT 10.4

















                          HEALTHCARE RECOVERIES, INC.

                        1998 DEFERRED COMPENSATION PLAN

                                 FOR DIRECTORS
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                               TABLE OF CONTENTS


                                                                                                        Page

ss. 1.     PURPOSE.....................................................................................  1

ss. 2.     DEFINITIONS.................................................................................  1
                  2.1.     Account.....................................................................  1
                  2.2.     Beneficiary.................................................................  1
                  2.3.     Board.......................................................................  1
                  2.4.     Compensation Committee......................................................  1
                  2.5.     Director ...................................................................  1
                  2.6.     Fees........................................................................  1
                  2.7.     HRI.........................................................................  1
                  2.8.     Interest Credit Rate........................................................  2
                  2.9.     NCB.........................................................................  2
                  2.10.    Plan........................................................................  2

ss. 3.     DEFERRAL ELECTIONS..........................................................................  2
                  3.1.     First Term Director Deferral Elections......................................  2
                  3.2.     Annual Deferral Elections...................................................  3
                  3.3.     Automatic Election Extension................................................  3
                  3.4.     Account Credits.............................................................  3

ss. 4.     INTEREST CREDITS............................................................................  4

ss. 5.     DISTRIBUTIONS...............................................................................  4
                  5.1.     General.....................................................................  4
                  5.2.     Elections...................................................................  4
                  5.3.     Distribution Forms..........................................................  5
                           (a)      Standard Lump Sum..................................................  5
                           (b)      Five Annual Installments...........................................  5
                           (c)      Ten Annual Installments............................................  5
                  5.4.     Beneficiary.................................................................  6
                           (a)      Designation........................................................  6
                           (b)      Distribution.......................................................  6
                  5.5.     Hardship....................................................................  7
                  5.6.     General Assets..............................................................  7



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
ss.6.     MISCELLANEOUS................................................................................  7
                  6.1.     Making and Revoking Elections...............................................  7
                  6.2.     No Liability................................................................  8
                  6.3.     No Assignment; Binding Effect...............................................  8
                  6.4.     Administration..............................................................  8
                  6.5.     Construction................................................................  8
                  6.6.     Term of Office..............................................................  8
                  6.7.     Amendment and Termination...................................................  9



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                                     SS. 1.

                                    PURPOSE

                  The purpose of this Plan is to provide a mechanism under which a Director can elect to defer the payment of his or her Fees that are otherwise payable to him until after the earlier of his or her death, resignation, removal or retirement as a Director.

                                     SS. 2.

                                  DEFINITIONS

                  2.1. Account -- means the bookkeeping account maintained by HRI as part of HRI's books and records in accordance with ss. 3, ss. 4 and ss. 5 to show as of any date the interest of each Director in this Plan.

                  2.2. Beneficiary -- means the person or persons designated as such in accordance with ss. 5.4.

                  2.3.   Board -- means the Board of Directors of HRI.

                  2.4. Compensation Committee -- means the compensation committee of the Board comprising 3 members elected by the Board.

                  2.5. Director -- means any person (other than a person who is an employee of HRI) who has been elected a member of the Board and any former member of the Board for whom an Account is maintained under this Plan.

                  2.6. Fees -- means any meeting fees and retainer fees which are payable to a Director for services as a member of the Board.

                  2.7. HRI -- means Healthcare Recoveries, Inc. and any successor to Healthcare Recoveries, Inc.
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                  2.8.   Interest Credit Rate -- means the prime rate of
interest in effect on the last day of each calendar quarter at NCB.

                  2.9. NCB -- means National City Bank of Kentucky, Louisville, Kentucky or any successor to such bank.

                  2.10. Plan -- means this Healthcare Recoveries, Inc. 1998 Deferred Compensation Plan for Directors.

                                     SS. 3.

                               DEFERRAL ELECTIONS

                  3.1. First Term Director Deferral Elections. A person who is elected a Director or who is nominated for election as a Director (other than a person who was a Director immediately before such election or nomination) shall have the right at any time before the end of the 30-day period immediately following the effective date of his or her election to elect on the form provided for this purpose to defer the payment of all or any part of his or her Fees which are otherwise payable after the end of such 30-day period and before the end of the calendar year which includes the last day in such 30-day period; provided, however, if a person makes such election before the effective date of his or her election to the Board, such election shall apply to all of such Fees which he or she so elects to defer and which are payable during the first calendar year he or she serves as a Director. Any election which is made and not revoked before the effective date of a Director's election shall become irrevocable on such date and an election once irrevocable shall remain irrevocable through the end of the calendar year which includes such effective date. Any election which is made after such effective date and not revoked before the end



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of the 30-day period immediately following such effective date shall become irrevocable immediately after the last day in such 30-day period, and an election once irrevocable shall remain irrevocable through the end of the calendar year which includes the last day in such 30-day period.

                  3.2. Annual Deferral Elections. A person who is a Director before the beginning of any calendar year shall have the right to elect on the form provided for this purpose to defer all or any part of his or her Fees which are otherwise payable during such calendar year. Any election which is made and which is not revoked before the beginning of such calendar year shall become irrevocable on the first day of such calendar year and shall remain irrevocable through the end of such calendar year.

                  3.3. Automatic Election Extension. If a Director has made a deferral election under either ss. 3.1 or ss. 3.2 for any calendar year and has not revoked such election before the beginning of any subsequent calendar year, such election shall remain in effect for each such subsequent calendar year and shall be irrevocable through the end of each such subsequent calendar year.

                  3.4. Account Credits. The Fees which a Director elects to defer under this ss. 3 shall be credited to his or to her Account as of the date HRI determines that such Fees otherwise would have been payable directly to the Director if no election had been made under this ss. 3.



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                                     SS. 4.

                                INTEREST CREDITS

                   Interest credits shall be made by HRI at the Interest Credit Rate to each Account as of the first day in each calendar quarter based on the prime interest rate in effect on the last day of the immediately preceding calendar quarter at NCB. Such credits shall be made until each Account is distributed in full in accordance with ss. 5.

                                     SS. 5.

                                 DISTRIBUTIONS

                  5.1. General. The balance credited to a Director's Account shall (subject to ss. 5.4(b)) first become distributable to him or to her on the first day of the calendar year which immediately follows the calendar year which includes his or her date of death or the effective date of his or her resignation, removal or retirement as a Director, whichever comes first, and the distribution shall be made or begin to be made, as the case may be, as soon as practicable after the beginning of such calendar year. All distributions under this Plan shall be made in cash.

                  5.2. Elections. A Director shall have the right to elect that his or her Account be distributed in one of the distribution forms described in ss. 5.3, and any such election shall be effective only if such election is made at least one full year before his or her Account first becomes distributable. If a Director elects to revoke a prior election, such revocation shall be effective only if such revocation is made at least one full year before his or her Account first becomes distributable. If no election is made under this ss. 5 or if an election has not become effective when an Account first becomes distributable, the



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Director shall be deemed to have made an election under this Plan for a standard lump sum distribution under ss. 5.3(a).

                  5.3.   Distribution Forms.

                  (a) Standard Lump Sum. A Director shall have the right to elect that his or her Account be distributed in a standard lump sum, and a standard lump sum distribution shall be made as soon as practicable after his or her Account first becomes distributable under ss. 5.1.

                  (b) Five Annual Installments. A Director shall have the right to elect that his or her Account be distributed in five annual installments. If a Director's Account is distributed under this distribution form, the first annual installment shall be made as soon as practicable after his or her Account first becomes distributable under ss. 5.1. The amount distributable each calendar year shall be determined by multiplying the Director's Account by a fraction, the numerator of which shall be one and the denominator of which shall be the number of installments remaining after such installment has been paid plus one. The second annual installment through the fifth annual installment shall be distributed on or about the anniversary of the distribution of the first annual installment.

                  (c) Ten Annual Installments. A Director shall have the right to elect that his or her Account be distributed in ten annual installments. If a Director's Account is distributed under this distribution form, the first annual installment shall be made as soon as practicable after his or her Account first becomes distributable under ss. 5.1, and the amount distributable each calendar year shall be determined by multiplying the Director's Account by a fraction, the numerator of which shall be one and the denominator of which



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shall be the number of installments remaining after such installment has been paid plus one. The second annual installment through the tenth annual installment shall be distributed on or about the anniversary of the distribution of the first annual installment.

                  5.4.   Beneficiary.

                  (a) Designation. A Director shall have the right to designate a person, or more than one person, as his Beneficiary to receive the balance credited to his or her Account in the event of his or her death. Any such designation shall be made on a form provided for this purpose and shall be effective when such form is properly completed and delivered (in accordance with the instructions on such form) by the Director to HRI before his or her death. A Director may change his or her Beneficiary designation from time to time and, if a Director changes his or her Beneficiary at any time, his or her Beneficiary shall be the person or persons designated on the last form which is effective on his or her date of death. If no Beneficiary designation is in effect on the date a Director dies or if no designated Beneficiary survives the Director, the Director's estate automatically shall be treated as his or her Beneficiary under this Plan.

                  (b) Distribution. If a Director's Beneficiary is a natural person, the Director's Account shall be distributed, or shall continue to be distributed to such person, in accordance with the distribution election in effect for the Director on the date of his or her death. If a Director's beneficiary is a person other than a natural person, the balance credited to the Director's Account shall be distributed to such person in a lump sum as



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soon as practicable after the Director's Account first becomes distributable to such person under the terms of this Plan without regard to the distribution form which the Director had elected.

                  5.5. Hardship. A Director shall have the right to request that HRI distribute all, or a part of, his or her Account to him or to her in the event that he or she experiences a severe and unanticipated financial hardship. If a Director makes such a request, the Compensation Committee shall review such request and direct HRI to make such distributions, if any, from the Director's Account as the Compensation Committee deems appropriate in light of the nature and magnitude of the Director's financial hardship and the other assets available to the Director to address such hardship. If a Director dies and his or her Beneficiary is a natural person, such Beneficiary shall be treated as the Director under this ss. 5.5 if the Beneficiary makes a request for a distribution under this ss. 5.5.

                  5.6. General Assets. All distributions to, or on behalf of, a Director under this Plan shall be made from the general assets of HRI, and any claim by a Director or by his or her Beneficiary against HRI for any distribution under this Plan from such assets shall be treated the same as a claim of any general and unsecured creditor of HRI.

                                     SS. 6.

                                 MISCELLANEOUS

                  6.1. Making and Revoking Elections. An election shall be treated as made or revoked under this Plan only when the form provided for making such election or revocation is properly completed and delivered to HRI in accordance with the instructions on such form.



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                  6.2.   No Liability. No Director and no Beneficiary of a
Director shall have the right to look to, or have any claim whatsoever against, any officer, director, employee or agent of HRI in his or her individual capacity for the distribution of any Account.

                  6.3. No Assignment; Binding Effect. No Director or Beneficiary shall have the right to alienate, assign, commute or otherwise encumber an Account for any purpose whatsoever, and any attempt to do so shall be disregarded as completely null and void. The provisions of this Plan shall be binding on each Director and Beneficiary and on HRI.

                  6.4. Administration. This Plan shall be administered at any time by the person or persons assigned to do so by the Board and such person by virtue of such assignment shall have the right and the power and the responsibility to take such equitable and other action as he or she deems proper or appropriate under the circumstances to properly administer this Plan.

                  6.5. Construction. This Plan shall be construed in accordance with the laws of the State of Kentucky. Headings and subheadings have been added only for convenience of reference and shall have no substantive effect whatsoever. All references to sections shall be to sections to this Plan. All references to the singular shall include the plural and all references to the plural shall include the singular.

                  6.6. Term of Office. A Director's participation in this Plan shall not constitute a contract for a Director to serve as a member of the Board for any particular term or for any particular rate of compensation, and participation in this Plan shall have no bearing whatsoever on such terms or compensation or on any other conditions for membership on the Board.



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                  6.7.   Amendment and Termination. The Board shall have the
right to amend this Plan from time to time and to terminate this Plan at any time; provided, however, that the balance credited to each Account immediately after any such amendment or termination shall be no less than the balance credited to such Account immediately before such amendment or termination and no amendment or termination shall adversely affect a Director's right to the distribution of his or her Account or his or her Beneficiary's right to the distribution of such Account.

                                        HEALTHCARE RECOVERIES, INC.



                                        By:
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                                        Title
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